UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2013
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WEBSENSE, INC.
(Exact name of registrant as specified in its charter)
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Delaware (state or other jurisdiction of incorporation)	000-30093 (Commission File Number)	51-0380839 (I.R.S. Employer Identification No.)

10240 Sorrento Valley Road San Diego, California 92121 (Address of principal executive offices) (Zip Code)

(858) 320-8000 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2013, Websense, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether filed before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit Number	Description
99.1	Press release issued by Websense, Inc. on January 29, 2013 relating to financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: January 29, 2013	By:	/s/ Michael A. Newman
Michael A. Newman
Chief Financial Officer
(principal financial accounting officer)

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Websense, Inc. on January 29, 2013 relating to financial results.